Exhibit 10.1
Amendment No. 32
to the A320 Purchase Agreement
Dated as of April 20, 1999
between
AVSA, S.A.R.L.
and
JetBlue Airways Corporation
     This Amendment No. 32 (hereinafter referred to as the “Amendment”) is entered into as of May 23rd, 2008 between AIRBUS, S.A.S. (legal successor to AVSA, S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at
118-29 Queens Boulevard, Forest Hills, New York 11375 USA (hereinafter referred to as the “Buyer”).
WITNESSETH
     WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the “Aircraft”), including twenty-five option aircraft (the “Option Aircraft”), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19, 2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003, Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No. 19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004, Amendment No. 21 dated as of November 19, 2004, Amendment No. 22 dated as of February 17, 2005, Amendment No. 23 dated as of March 31, 2005, Amendment No. 24 dated as of July 21, 2005, Amendment No. 25 dated as of November 23,

2005, Amendment No. 26 dated as of February 27, 2006, Amendment No. 27 dated as of April 25, 2006, Amendment No. 28 dated as of July 6, 2006, Amendment No. 29 dated as of December 1, 2006, Amendment No. 30 dated as of March 20, 2007 and Amendment No. 31 dated as of January 28, 2008 is hereinafter called the “Agreement”;
     WHEREAS the Buyer and the Seller wish to (i) change the structure of the [***] Predelivery Payments, and (ii) defer the delivery of a certain number of Aircraft;
NOW, THEREFORE, IT IS AGREED AS FOLLOWS
1.	DEFINITIONS
1.1	Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.
2.	[***]

2.1	Letter Agreement No. 5
All Paragraphs of Letter Agreement No. 5 to the Agreement (as amended from time to time) are deleted and replaced with the following quoted provisions:
QUOTE
1.	[***]
[***]
2.	[***]
[***]
3.	[***]
[***]
(i)	[***]

(ii)	[***]

(iii)	[***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(iv)	“Original LA 5” means Letter Agreement No. 5 to the Agreement between the Buyer and the Seller dated as of April 20, 1999, as in effect on such date.

4.	ASSIGNMENT
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this
Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this
Paragraph will be void and of no force or effect.
UNQUOTE
2.2	Additional Termination Event
Clause 21.1.1 (5) of the Agreement is deleted and replaced with the following quoted provisions:
QUOTE
(5)	the Buyer or any of its Affiliates fails to make any payment when due with respect to any [***] Predelivery Payment, whether of principal, interest, default interest, costs and expenses of collection or of any and all other amounts due in connection therewith.
UNQUOTE
2.3	Amendment No. 5
Amendment No. 5 to the Agreement is terminated and of no further force or effect.
3.	AIRCRAFT DEFERRALS AND OPTION CANCELLATIONS

3.1	Firm Aircraft

3.1.1	The Buyer and the Seller agree to reschedule the delivery of nine (9) firm Aircraft with CAC Id Nos. 159916, 159940, 159941, 159944, 159945, 159946, 159947, 159948, and 159949 from calendar year 2009 to calendar year 2014 and to renumber the Aircraft chronologically.

3.1.2	The Buyer and the Seller agree to reschedule the delivery of three (3) firm Aircraft with CAC Id Nos. 159922, 159954, and 159955 from calendar year 2010 to calendar year 2014 and to renumber the Aircraft chronologically.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.1.3	The Buyer and the Seller agree to reschedule the delivery of four (4) firm Aircraft with CAC Id Nos. 159956, 159957, 159958, and 159959 from calendar year 2010 to calendar year 2015 and to renumber the Aircraft chronologically.

3.1.4	The Buyer and the Seller agree to reschedule the delivery of five (5) firm Aircraft with CAC Id Nos. 159929, 159930, 159931, 159932 and 159933 from calendar year 2011 to calendar year 2015 and to renumber the Aircraft chronologically.
3.2	Option Aircraft
3.2.1	The Buyer and the Seller agree to (i) cancel three (3) option Aircraft with CAC ID No’s. 159966, 159968 and 159969 from calendar year 2011, (ii) cancel four (4) option Aircraft with CAC ID No’s. 159976, 159977, 159988, and 180961 from calendar year 2012, and cancel three option Aircraft with CAC ID No’s. 180 971, 180 972, and 180 982 from calendar year 2013. All rights and obligations of the parties related to these ten (10) option Aircraft are hereby extinguished, except as set forth in Paragraph 3.3.

3.3	Predelivery Payments
3.3.1	With respect to the firm Aircraft rescheduled pursuant to Paragraphs 3.1.1, 3.1.2, 3.1.3 and 3.1.4, the Predelivery Payments already received by the Seller that would not be due if such Aircraft had originally been scheduled to be delivered on the dates set forth in this Amendment, will be [***]. For the avoidance of doubt, all outstanding [***] Predelivery Payments that will be paid [***] in accordance with this Section 3.3.1 [***].

3.3.2	With respect to the option Aircraft cancelled pursuant to Paragraph 3.2.1, the deposit paid to the Seller by the Buyer, in the amount of $[***] per option Aircraft for an aggregate total of US $[***] will be [***].
3.4	Price Revision for the firm Aircraft over the Rescheduling Period
3.4.1	With respect to the firm Aircraft rescheduled pursuant to Paragraphs 3.1.1 and 3.1.3, the escalation provisions set forth in the Agreement shall [***].

3.4.2	With respect to the firm Aircraft rescheduled pursuant to Paragraphs 3.1.2 and 3.1.4 the escalation provisions set forth in the Agreement shall [***].

3.5	Deferral Rights
The provisions set forth in clause 9 of Amendment No. 16, as amended by Amendment No. 20, are hereby deleted and replaced by the following quoted provisions:

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

QUOTE
9.1	Upon [***] at least [***] prior to the Scheduled Delivery Month of the relevant Aircraft ([***]), the Buyer may convert any Firm Aircraft into a firm order for another model of aircraft (A318, A319 or A321).
UNQUOTE
4.	INTENTIONALLY DELETED

5.	DELIVERY SCHEDULE

5.1	The delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby deleted and replaced by the following quoted provisions:
QUOTE

CACId No.	Rank No.	Aircraft	Delivery
41 199	No. 1	Pre-Amendment No. 16 Aircraft	[***]	2000
41 200	No. 2	Pre-Amendment No. 16 Aircraft	[***]	2000
41 203	No. 3	Pre-Amendment No. 16 Aircraft	[***]	2000
41 201	No. 4	Pre-Amendment No. 16 Aircraft	[***]	2000
41 202	No. 5	Pre-Amendment No. 16 Aircraft	[***]	2000
41 204	No. 6	Pre-Amendment No. 16 Aircraft	[***]	2000
41 205	No. 7	Pre-Amendment No. 16 Aircraft	[***]	2001
41 206	No. 8	Pre-Amendment No. 16 Aircraft	[***]	2001
41 210	No. 9	Pre-Amendment No. 16 Aircraft	[***]	2001
41 207	No. 10	Pre-Amendment No. 16 Aircraft	[***]	2001
41 208	No. 11	Pre-Amendment No. 16 Aircraft	[***]	2001
41 209	No. 12	Pre-Amendment No. 16 Aircraft	[***]	2001
41 228	No. 13	Pre-Amendment No. 16 Aircraft	[***]	2001
41 211	No. 14	Pre-Amendment No. 16 Aircraft	[***]	2002
41 212	No. 15	Pre-Amendment No. 16 Aircraft	[***]	2002
41 218	No. 16	Pre-Amendment No. 16 Aircraft	[***]	2002
41 224	No. 17	Pre-Amendment No. 16 Aircraft	[***]	2002
41 227	No. 18	Pre-Amendment No. 16 Aircraft	[***]	2002
41 225	No. 19	Pre-Amendment No. 16 Aircraft	[***]	2002
41 213	No. 20	Pre-Amendment No. 16 Aircraft	[***]	2002
41 214	No. 21	Pre-Amendment No. 16 Aircraft	[***]	2002

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CACId No.	Rank No.	Aircraft	Delivery
41 234	No. 22	Pre-Amendment No. 16 Aircraft	[***]	2002
41 215	No. 23	Pre-Amendment No. 16 Aircraft	[***]	2002
41 216	No. 24	Pre-Amendment No. 16 Aircraft	[***]	2002
41 217	No. 25	Pre-Amendment No. 16 Aircraft	[***]	2002
124 965	No. 26	Pre-Amendment No. 16 Aircraft	[***]	2002
41 235	No. 27	Pre-Amendment No. 16 Aircraft	[***]	2002
41 220	No. 28	Pre-Amendment No. 16 Aircraft	[***]	2002
41 219	No. 29	Pre-Amendment No. 16 Aircraft	[***]	2002
			[***]
41 236	No. 30	Pre-Amendment No. 16 Aircraft	[***]	2003
104 399	No. 31	Pre-Amendment No. 16 Aircraft	[***]	2003
41 237	No. 32	Pre-Amendment No. 16 Aircraft	[***]	2003
124 966	No. 33	Pre-Amendment No. 16 Aircraft	[***]	2003
41 221	No. 34	Pre-Amendment No. 16 Aircraft	[***]	2003
41 238	No. 35	Pre-Amendment No. 16 Aircraft	[***]	2003
41 222	No. 36	Pre-Amendment No. 16 Aircraft	[***]	2003
104 400	No. 37	Pre-Amendment No. 16 Aircraft	[***]	2003
104 401	No. 38	Pre-Amendment No. 16 Aircraft	[***]	2003
41 223	No. 39	Pre-Amendment No. 16 Aircraft	[***]	2003
104 402	No. 40	Pre-Amendment No. 16 Aircraft	[***]	2003
104 443	No. 41	Pre-Amendment No. 16 Aircraft	[***]	2003
104 403	No. 42	Pre-Amendment No. 16 Aircraft	[***]	2003
124 964	No. 43	Pre-Amendment No. 16 Aircraft	[***]	2003
41 226	No. 44	Pre-Amendment No. 16 Aircraft	[***]	2003
			[***]
111 579	No. 45	Pre-Amendment No. 16 Aircraft	[***]	2004
41 245	No. 46	Pre-Amendment No. 16 Aircraft	[***]	2004
41 246	No. 47	Pre-Amendment No. 16 Aircraft	[***]	2004
41 229	No. 48	Pre-Amendment No. 16 Aircraft	[***]	2004
41 247	No. 49	Pre-Amendment No. 16 Aircraft	[***]	2004
41 248	No. 50	Pre-Amendment No. 16 Aircraft	[***]	2004
104 404	No. 51	Pre-Amendment No. 16 Aircraft	[***]	2004
104 405	No. 52	Pre-Amendment No. 16 Aircraft	[***]	2004
41 230	No. 53	Pre-Amendment No. 16 Aircraft	[***]	2004
104 406	No. 54	Pre-Amendment No. 16 Aircraft	[***]	2004
124 967	No. 55	Amendment No.16 Firm Aircraft	[***]	2004
104 415	No. 56	Pre-Amendment No. 16 Aircraft	[***]	2004
104 407	No. 57	Pre-Amendment No. 16 Aircraft	[***]	2004
104 408	No. 58	Pre-Amendment No. 16 Aircraft	[***]	2004
124 968	No. 59	Amendment No.16 Firm Aircraft	[***]	2004

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CACId No.	Rank No.	Aircraft	Delivery
104 409	No. 60	Pre-Amendment No. 16 Aircraft	[***]	2005
41 232	No. 61	Pre-Amendment No. 16 Aircraft	[***]	2005
124 959	No. 62	Amendment No.16 Firm Aircraft	[***]	2005
104 410	No. 63	Pre-Amendment No. 16 Aircraft	[***]	2005
104 411	No. 64	Pre-Amendment No. 16 Aircraft	[***]	2005
41 233	No. 65	Pre-Amendment No. 16 Aircraft	[***]	2005
104 412	No. 66	Pre-Amendment No. 16 Aircraft	[***]	2005
124 960	No. 67	Amendment No.16 Firm Aircraft	[***]	2005
104 413	No. 68	Pre-Amendment No. 16 Aircraft	[***]	2005
104 418	No. 69	Pre-Amendment No. 16 Aircraft	[***]	2005
104 414	No. 70	Pre-Amendment No. 16 Aircraft	[***]	2005
124 961	No. 71	Amendment No.16 Firm Aircraft	[***]	2005
104 416	No. 72	Pre-Amendment No. 16 Aircraft	[***]	2005
104 417	No. 73	Pre-Amendment No. 16 Aircraft	[***]	2005
124 962	No. 74	Amendment No.16 Firm Aircraft	[***]	2005
124 963	No. 75	Amendment No.16 Firm Aircraft	[***]	2005
159 936	No. 76	Amendment No. 20 Firm Aircraft	[***]	2006
104 419	No. 77	Pre-Amendment No. 16 Aircraft	[***]	2006
41 239	No. 78	Amendment No.16 Firm Aircraft	[***]	2006
41 240	No. 79	Amendment No.16 Firm Aircraft	[***]	2006
41 241	No. 80	Amendment No.16 Firm Aircraft	[***]	2006
104 421	No. 81	Pre-Amendment No. 16 Aircraft	[***]	2006
41 242	No. 82	Amendment No.16 Firm Aircraft	[***]	2006
41 243	No. 84	Amendment No.16 Firm Aircraft	[***]	2006
104 422	No. 85	Pre-Amendment No. 16 Aircraft	[***]	2006
41 244	No. 86	Amendment No.16 Firm Aircraft	[***]	2006
69 719	No. 87	Amendment No.16 Firm Aircraft	[***]	2006
104 423	No. 88	Pre-Amendment No. 16 Aircraft	[***]	2006
69 720	No. 89	Amendment No.16 Firm Aircraft	[***]	2006
104 420	No. 83	Pre-Amendment No. 16 Aircraft	[***]	2006
69 721	No. 90	Amendment No.16 Firm Aircraft	[***]	2006
159 937	No. 91	Amendment No. 20 Firm Aircraft	[***]	2006
104 424	No. 92	Pre-Amendment No. 16 Aircraft	[***]	2007
104 425	No. 93	Pre-Amendment No. 16 Aircraft	[***]	2007
159 938	No. 94	Amendment No. 20 Firm Aircraft	[***]	2007
104 426	No. 95	Pre-Amendment No. 16 Aircraft	[***]	2007
104 427	No. 96	Pre-Amendment No. 16 Aircraft	[***]	2007
104 428	No. 97	Pre-Amendment No. 16 Aircraft	[***]	2007
69 722	No. 98	Amendment No.16 Firm Aircraft	[***]	2007

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CACId No.	Rank No.	Aircraft	Delivery
69 724	No. 99	Amendment No.16 Firm Aircraft	[***]	2007
96 459	No. 100	Amendment No.16 Firm Aircraft	[***]	2007
104 439	No. 101	Amendment No.16 Firm Aircraft	[***]	2007
104 441	No. 102	Amendment No.16 Firm Aircraft	[***]	2007
41231	No. 103	Amendment No.16 Firm Aircraft	[***]	2007
159 896	No. 104	Amendment No.16 Firm Aircraft	[***]	2008
159 897	No. 105	Amendment No.16 Firm Aircraft	[***]	2008
159 898	No. 106	Amendment No.16 Firm Aircraft	[***]	2008
159 899	No. 107	Amendment No.16 Firm Aircraft	[***]	2008
159 900	No. 108	Amendment No.16 Firm Aircraft	[***]	2008
159 901	No. 109	Amendment No.16 Firm Aircraft	[***]	2008
159 902	No. 110	Amendment No.16 Firm Aircraft	[***]	2008
159 903	No. 111	Amendment No.16 Firm Aircraft	[***]	2008
159 904	No. 112	Amendment No.16 Firm Aircraft	[***]	2008
159 905	No. 113	Amendment No.16 Firm Aircraft	[***]	2008
159 906	No. 114	Amendment No.16 Firm Aircraft	[***]	2008
159 907	No. 115	Amendment No.16 Firm Aircraft	[***]	2008
159 913	No. 116	Amendment No.16 Firm Aircraft	[***]	2009
159 914	No. 117	Amendment No.16 Firm Aircraft	[***]	2009
159 915	No. 118	Amendment No.16 Firm Aircraft	[***]	2009
159 919	No. 119	Amendment No.16 Firm Aircraft	[***]	2010
159 920	No. 120	Amendment No.16 Firm Aircraft	[***]	2010
159 921	No. 121	Amendment No.16 Firm Aircraft	[***]	2010
69 723	No. 122	Amendment No. 16 Firm Aircraft	Year	2011
69 725	No. 123	Amendment No. 16 Firm Aircraft	Year	2011
104 440	No. 124	Amendment No. 16 Firm Aircraft	Year	2011
104 442	No. 125	Amendment No. 16 Firm Aircraft	Year	2011
159 908	No. 126	Amendment No. 16 Firm Aircraft	Year	2011
159 909	No. 127	Amendment No.16 Firm Aircraft	Year	2012
159 910	No. 128	Amendment No.16 Firm Aircraft	Year	2012
159 911	No. 129	Amendment No.16 Firm Aircraft	Year	2012
159 912	No. 130	Amendment No.16 Firm Aircraft	Year	2012
159 917	No. 131	Amendment No.16 Firm Aircraft	Year	2012
159 918	No. 132	Amendment No.16 Firm Aircraft	Year	2012
159 942	No. 133	Amendment No. 20 Firm Aircraft	Year	2012
159 943	No. 134	Amendment No. 20 Firm Aircraft	Year	2012
159 950	No. 135	Amendment No. 20 Firm Aircraft	Year	2012

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CACId No.	Rank No.	Aircraft	Delivery
159 951	No. 136	Amendment No. 20 Firm Aircraft	Year	2012
159 923	No. 137	Amendment No.16 Firm Aircraft	Year	2012
159 924	No. 138	Amendment No.16 Firm Aircraft	Year	2012
159 925	No. 139	Amendment No.16 Firm Aircraft	Year	2012
159 926	No. 140	Amendment No.16 Firm Aircraft	Year	2013
159 927	No. 141	Amendment No.16 Firm Aircraft	Year	2013
159 928	No. 142	Amendment No.16 Firm Aircraft	Year	2013
159 952	No. 143	Amendment No. 20 Firm Aircraft	Year	2013
159 953	No. 144	Amendment No. 20 Firm Aircraft	Year	2013
159 934	No. 145	Amendment No.16 Firm Aircraft	Year	2013
159 939	No. 146	Amendment No. 20 Firm Aircraft	Year	2013
159 960	No. 147	Amendment No. 20 Firm Aircraft	Year	2013
159 961	No. 148	Amendment No. 20 Firm Aircraft	Year	2013
159 962	No. 149	Amendment No. 20 Firm Aircraft	Year	2013
159 963	No. 150	Amendment No. 20 Firm Aircraft	Year	2013
159 964	No. 151	Amendment No. 20 Firm Aircraft	Year	2013
159 965	No. 152	Amendment No. 20 Firm Aircraft	Year	2013
159 916	No. 153	Amendment No.16 Firm Aircraft	Year	2014
159 940	No. 154	Amendment No. 20 Firm Aircraft	Year	2014
159 941	No. 155	Amendment No. 20 Firm Aircraft	Year	2014
159 944	No. 156	Amendment No. 20 Firm Aircraft	Year	2014
159 945	No. 157	Amendment No. 20 Firm Aircraft	Year	2014
159 946	No. 158	Amendment No. 20 Firm Aircraft	Year	2014
159 947	No. 159	Amendment No. 20 Firm Aircraft	Year	2014
159 948	No. 160	Amendment No. 20 Firm Aircraft	Year	2014
159 949	No. 161	Amendment No. 20 Firm Aircraft	Year	2014
159 922	No. 162	Amendment No.16 Firm Aircraft	Year	2014
159 954	No. 163	Amendment No. 20 Firm Aircraft	Year	2014
159 955	No. 164	Amendment No. 20 Firm Aircraft	Year	2014
159 956	No. 165	Amendment No. 20 Firm Aircraft	Year	2015
159 957	No. 166	Amendment No. 20 Firm Aircraft	Year	2015
159 958	No. 167	Amendment No. 20 Firm Aircraft	Year	2015
159 959	No. 168	Amendment No. 20 Firm Aircraft	Year	2015
159 929	No. 169	Amendment No.16 Firm Aircraft	Year	2015
159 930	No. 170	Amendment No.16 Firm Aircraft	Year	2015
159 931	No. 171	Amendment No.16 Firm Aircraft	Year	2015
159 932	No. 172	Amendment No.16 Firm Aircraft	Year	2015
159 933	No. 173	Amendment No.16 Firm Aircraft	Year	2015

CACId No.	Rank No.	Option Aircraft	Delivery
159 967	No. 174	Amendment No.16 Option	[***]	2011
159 970	No. 175	Amendment No.16 Option	[***]	2011
159 971	No. 176	Amendment No.16 Option	[***]	2011
159 978	No. 177	Amendment No.16 Option	[***]	2012
159 979	No. 178	Amendment No.16 Option	[***]	2012
180 962	No. 179	Amendment No. 20 Option	[***]	2012
180 963	No. 180	Amendment No. 20 Option	[***]	2012
180 968	No. 181	Amendment No. 20 Option	[***]	2013
180 969	No. 182	Amendment No. 20 Option	[***]	2013
180 970	No. 183	Amendment No .20 Option	[***]	2013
180 981	No. 184	Amendment No. 20 Option	[***]	2013
180 965	No. 185	Amendment No. 20 Option	[***]	2013
180 966	No. 186	Amendment No. 20 Option	[***]	2013
180 967	No. 187	Amendment No. 20 Option	[***]	2013
159 980	No. 188	Amendment No.16 Option	[***]	2014
159 981	No. 189	Amendment No.16 Option	[***]	2014
159 982	No. 190	Amendment No.16 Option	[***]	2014
159 983	No. 191	Amendment No.16 Option	[***]	2014
180 973	No. 192	Amendment No. 20 Option	[***]	2015
180 974	No. 193	Amendment No. 20 Option	[***]	2015
180 975	No. 194	Amendment No. 20 Option	[***]	2015
180 976	No. 195	Amendment No. 20 Option	[***]	2015
UNQUOTE

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

7.	EFFECT OF THE AMENDMENT
The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this
Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
This Amendment will become effective upon execution thereof.
8.	CONFIDENTIALITY
This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.
9.	ASSIGNMENT
Notwithstanding any other provision of this Amendment or of the Agreement, this
Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 9 will be void and of no force or effect.
10.	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

JETBLUE AIRWAYS CORPORATION	AIRBUS S.A.S.
By: /s/ Mark D. Powers	By: /s/ Christophe Mourey
Its: Senior Vice President Treasurer	Its: Senior Vice President Contracts